SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 29, 2003


                            Daleen Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                         0-27491                 65-0944514
----------------------------          --------------         -------------------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


           902 Clint Moore Road, Suite 230, Boca Raton, Florida         33487
           ----------------------------------------------------      -----------
               (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (561) 999-8000

Item 7.      Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

             Exhibit 99.1          Press Release dated April 29, 2003.


Item 9.

          The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

          The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

          On April 29, 2003, Daleen Technologies, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DALEEN TECHNOLOGIES, INC.


                                                By:  /s/ Jeanne T. Prayther
                                                     ---------------------------
                                                     Jeanne T. Prayther
                                                     Chief Financial Officer

Dated:  April 29, 2003







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                                  EXHIBIT INDEX
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          Exhibit 99.1     Press Release dated April 29, 2003.












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